SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                 The Securities and Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                           May 10, 2004


                              CALBATECH
           (Name of Small Business issuer in its charter)

     Nevada                  000-33039                     86-0932112
(State or other         (Commission file No.)           (IRS Employer
jurisdiction of                                     Identification No.)
incorporation or
organization)



                    15375 Barranca Parkway, I-101, Irvine, CA 92618
              (Address of principal executive offices including zip code)

                                   (949) 450-9910
              (Registrant's telephone number including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 10, 2004, the Company engaged DeJoya and Company ("DeJoya") and notified its former certifying accountant, Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") of its retention of DeJoya. Russell Bedford's reports on the financial statements for the year ended December 31, 2003 and the period ending 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the year ended December 31, 2003 and the period ended 2002, and the subsequent interim period through May 10, 2004 the Company has not had any disagreements with Russell Bedford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has not consulted DeJoya previously.

Russell Bedford's letter, which is required pursuant to Item
304(a)(3) of Regulation S-B, is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description

16     Letter from Russell Bedford Stefanou Mirchandani LLP,
       Certified Public Accountant to the Commission, dated
       May 13, 2004.

                               SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2004                    CalbaTech, Inc.

                                       /s/ James DeOlden
                                       James DeOlden
                                       Chief Executive Officer


            LETTER FROM RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                    CERTIFIED PUBLIC ACCOUNTANTS


                 RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                       CERTIFIED PUBLIC ACCOUNTANTS

MCLEAN, VIRGINIA



May 13, 2004

Securities and Exchange Commission
Washington, DC  20549

Re:   CalbaTech, Inc.
File  No. 000-33039

Dear Sir or Madam:

     We have read Item 4 of the Form 8-K of CalbaTech, Inc. dated May 13, 2004 and agree with the statements relating only to Russell
Bedford Stefanou Mirchandani LLP, Certified Public Accountants, contained therein.

/s/ RUSSELL BEDFORD STEFANOU
MIRCHANDANI LLP
RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
CERTIFIED PUBLIC ACCOUNTANTS